                                   PRIVATE INVESTOR

                               SUBSCRIPTION AGREEMENT
                       REGULATION "S" / ISOLATED TRANSACTION


Bullion Monarch Company
Board of Directors
c/o R. Don Morris, President
216 East 1300 South
Orem, Utah  84058


Dear Members of the Board:

   BPI CAPITAL MANAGEMENT CORPORATION as Trustee for BPI OPPORTUNITIES FUND and not in its own right, ("Subscriber"), hereby subscribes for the purchase of 727,272 Units consisting of 727,272 shares of Common Stock, $0.10 par value, of Bullion Monarch Company, a Utah corporation, (the "Corporation") at a purchase price of $0.55 (U.S.), per share, total purchase price of $400,000 (U.S.) and a Warrant to purchase an additional shares at $0.75 per share for a period of two (2) years. Payment shall be by way of wire transfer, cash, cashier's check or certified check. With this Agreement Subscriber is delivering $400,000 (U.S.) in full payment of the initial shares purchased hereunder. Delivery of payment to the office of the corporation by wire transfer, cash, cashier's check or certified check, together with this Agreement fully executed, will be deemed good delivery of payment.

   In addition, the Corporation and Subscriber agree as follows:

      1. This Subscription Agreement is irrevocable and may not be withdrawn. Note that the reference herein to "shares" shall include the shares purchased at the time of execution and any and all shares that may be purchased pursuant to the exercise of the Warrant referenced herein above.

      2. This Subscription Agreement is not effective until accepted by the Corporation and may be rejected at the sole discretion of the

   Corporation. If not accepted by the Corporation within twenty days from the date hereof, this Subscription Agreement shall be deemed rejected and the Corporation shall promptly return to Subscriber, at the address stated below, all funds relating to this Subscription Agreement without interest. Upon acceptance by the Corporation, this Subscription Agreement shall constitute a legal and binding obligation on both Subscriber's part and the part of the Corporation.

      3. Upon acceptance of this Subscription Agreement, the Corporation shall issue to Subscriber the Shares. Certificates for the Shares shall be delivered to Subscriber at the address stated below.

      Please issue those certificates as follows:

          BPI CAPITAL MANAGEMENT CORPORATION
          as Trustee for BPI CDN OPPORTUNITIES FUND, and not in its own right.

          ------------------------------------------

          ------------------------------------------

      4. Subscriber represents, warrants and covenants to Corporation as follows:

         (a) Subscriber hereby represents, warrants and covenants to the Corporation that in making a determination to invest in the Corporation it has had, or agents on its behalf, have had the opportunity to review records, public filings, and meet with the Officers and the Board of Directors of the Corporation to assess the efficacy of this investment. Moreover, Subscriber hereby warrants and represents to the Corporation that it, or its agent(s), is familiar with the Corporations assets, activities and nature of business and has made an independent review and determination of the value of the investment and has the qualifications to do so. Moreover, Subscriber represents that it is in the business field or similar field as the Corporation and that it has a very good working knowledge of the business risks involved in this field. Additionally, the Subscriber understands that these Shares have not been registered under the Security Act of 1933 or any State securities laws (the "Acts") in reliance upon exemptions available for non-public or limited offerings to include non-US, off-share sales of securities.

     (b) Subscriber hereby represents and warrants to the Corporation that it has had ample opportunity to negotiate, review and ask questions of the Corporation and make independent determination with regard to investment in the Corporation.

     (c) Subscriber or its representative has and continues to have the opportunity (i) to question, and to receive information from, the President or other officers of the Corporation concerning the investment purchase of the Common Stock, including these shares, and concerning the Corporation and
(ii) to obtain any and all additional information necessary to verify the accuracy of the information presented to or provided to the Subscriber, or any other supplemental information the Subscriber deems relevant, to make an informed investment decision as to the purchase offering to invest in this Corporation, provided in both cases that the Corporation processes such information or can provide acquire it without unreasonable effort or expense.

     (d) Subscriber has sufficient knowledge and experience in business and financial matters in general and is capable of utilizing the information previously provided to the Subscriber to evaluate the risks involved in purchasing these shares.

     (e) Subscriber is capable of bearing all the economic risks involved in the investment in the Shares.

     (f) Subscriber has a net worth of excess $1,000,000 U.S.

     (g) Subscriber is purchasing the Shares for Subscriber's own account, for investment and with no view to the resale or distribution thereof. Subscriber hereby represents and warrants additionally as follows:

         (i) Subscriber is a form non-U.S. Corporation and was not formed or controlled by U.S. Citizens or persons; and

         (ii) Subscriber acknowledges that the securities have not been registered under the Securities Act and may not be offered or sold in the U.S. or to U.S. persons unless securities are registered under the Security Act or an exemption from registration requirement under the Act is available;

         (iii) Subscriber hereby acknowledges and represents that no offer has been made within the United States to purchase these securities and that negotiations and discussions regarding the purchase have taken place outside of the United States and that the Subscription Agreement has been executed outside the United States and has been submitted to the Corporation;

         (iiii) Subscriber specifically understands and recognizes that this isolated transaction is made and relies upon the exemptions and provisions regulation of the Security Act and that the restrictions shall not be removed nor shall the Stock be allowed to transferred by the Corporation for the minimum period as required by the regulation and the Safe Harbor Rules and in any event not sooner than one (1) year following the date that the Subscription Agreement is accepted;

         (iv) Subscriber certifies once that neither it nor any person for which the shares are being subscribed for is a U.S. person as that term is defined under Regulation S of the United States Security Act of 1933, including but not limited to; (1) any person residing in the U.S.; (2) any U.S. partnership or Corporation; (3) any U.S. estate; (4) any U.S. trust; or
(5) any foreign partnership or Corporation formed by U.S. person principally for the purpose of investing in securities not registered under the United States Securities Act of 1933.

     (h) Subscriber understands that in addition to complying with the restrictions upon transfer contained in the legends, to be placed on certificates or other documents representing the Shares as a result of other agreements. Subscriber must bear the economic risk of the investment in the Shares for an indefinite period because the Shares have not been registered under the Acts and, therefore, are subject to restrictions upon transfer such that they may not be sold or otherwise transferred unless they are registered under the Acts or an exemption from such registration is available. Subscriber understands that the Corporation is not under any obligation, and has no present intention, to file a registration statement under the Acts or to comply with any exemptions under the Acts for purposes of any resells.

     (i) Subscriber shall not assign, sell or make any other disposition of any Shares in the absence of any effective registration statement, qualification or other authorization relating thereto under the Acts, or an opinion of qualified counsel satisfactory to the Corporation to the effect that the proposed assignment, sale or other disposition of the Shares will neither constitute nor result in any violation of the Acts. Any certificates or other documents which may be issued representing the Shares may be endorsed with a legend to this effect (in addition to any other legends that, in the opinion of the Corporation's counsel, may be required).

     (j) The representations, warranties and covenants herein contained are made and given by Subscriber to induce the

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


Corporation to sell and issue the Shares to Subscriber, and each representation, warranty and covenant constitutes a material portion of the consideration therefore.

   5. Rights and duties under this Subscription Agreement may not be assigned or delegated. This Subscription Agreement may only be modified with the written consent of the Corporation.

Date: Aug. 6/96                  BPI CAPITAL MANAGEMENT
      ------------               CORPORATION AS TRUSTEE FOR BPI
                                 CANADIAN OPPORTUNITIES
                                 FUND and not in its own right.



                                 /s/ ILLEGIBLE
                                 -------------------------------------
                                 Signature of Subscriber or Authorized
                                 Agent


                                 161 BAY ST.  SUITE 3900
                                 ----------------------------
                                 Address

                                 TORONTO, ON
                                 ----------------------------

                                 M5J 2S1
                                 ----------------------------

ACCEPTED AS TO:
727,272 Units consisting of 727,272 shares of Common Stock of Bullion Monarch Company and a Warrant to purchase an additional 727,272 shares of Common Stock of Bullion Monarch Company Common Stock for a purchase price of $.75 per share.


    R. DON MORRIS
---------------------------
By: R. DON MORRIS, PRESIDENT

Date:  7-24-96
       ---------------------


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